UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2014

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices) (Zip Code)

(718) 491-3400

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                                                                        Other Events.

On September 22, 2014, T2 Biosystems, Inc. issued a press release announcing that it received market authorization from the U.S. Food and Drug Administration for its first two products, the T2Candida® test panel and the T2Dx® instrument for the direct detection of Candida species in whole blood specimens from patients with symptoms of, or medical conditions predisposing the patient to, invasive fungal infections..  A copy of the press release announcing the approval is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued September 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T2 BIOSYSTEMS, INC.

Date: September 22, 2014	By:	/s/ John McDonough
John McDonough
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued September 22, 2014